Sterling Construction Company, Inc.



STOP







Q3 2020 Earnings Call

November 3, 2020

Disclosure: Forward-Looking Statements

This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: the duration of the COVID-19 pandemic and its ongoing or further negative impact on global economic conditions; our business strategy; our financial strategy; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward- looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

Third Quarter 2020 Highlights

- Our Strategy continues to drive increased margins, reduce risk and diversify our end markets.
- 48% of revenue came from outside our Heavy Civil segment.
- Operating income and EBITDA are more than double the prior year.
- Record Backlog of $1.238 billion.
- Significant improvement in liquidity.
- Debt was reduced to a 3X forward looking EBITDA coverage ratio at September 30, 2020.

Third Quarter 2020 Results

- Revenues increased 31.5% or $91.8 million from Q3 2019.
- Gross margin was 13.0%, a 300 basis point increase from Q3 2019.
- EBITDA was $36.7 million, a 139% increase from Q3 2019.
- Year-to-date generated $90.9 million in cash from operations, compared to cash generated of $8.5 million in the same period of 2019.
- Cash and cash equivalents were $72.6 million at quarter end.
- Combined Backlog and associated margin were $1.51 billion and 11.6% at quarter end.

Backlog Growth And Margin Improvement

	September 30, 2020		December 31, 2019		Book to Burn In 2020
	Amount	Margin %	Amount	Margin%	
Backlog	$1,238 million	12.4%	$1,068 million	11.5%	1.18X
Combined Backlog	$1,508 million	11.6%	$1,342 million	11.0%	1.17X

- Backlog reaches $1.24 billion, up 16% from the end of 2019.
- Combined Backlog which includes unsigned low-bid awards reaches $1.51 billion.
- Backlog gross margin increased 90 bps to 12.4% and Combined Backlog gross margin increased 60 bps to 11.6% from end of 2019.

Consolidated Results

($MM)	Q3 2020	Q2 2020	Q3 2019
Revenues	$383.5	$400.0	$291.7
Gross Profit	49.9	59.6	29.2
Gross Margin	*13.0%*	*14.9%*	*10.0%*
SG&A	(15.2)	(18.5)	(10.2)
SG&A as % of Revenues	*(4.0)%*	*(4.6)%*	*(3.5)%*
Intangible Asset Amortization	(2.9)	(2.9)	(0.6)
Other Operating Expense, net	(3.1)	(5.2)	(6.3)
Operating Income	28.8	33.0	12.1
Interest Expense, net	(7.2)	(7.5)	(2.7)
Income Tax Expense	(6.3)	(7.2)	(0.9)
Noncontrolling interest	(0.2)	(0.1)	(0.6)
Net Income to STRL	$15.2	$18.2	$8.0
Diluted EPS	$0.54	$0.65	$0.30
EBITDA	$36.7	$41.2	$15.4
Cash Flows from Operating Activities	$38.7	$41.5	$12.8

- Overall variations from 2019 were driven by the October 2, 2019 acquisition of Plateau and the related acquisition refinancing and changes in the tax NOL accounting in Q4 2019.
- The Q3 2020 gross margin improvement over Q3 2019 was due to a higher margin mix of work and higher volumes for our Specialty Services segment, comprised mainly of Plateau operations, partially offset by lower margins from Heavy Civil in Q3 2020.
- The decrease in Q3 2020 Other Operating Expense was driven by a lower mix of gross profit generated by Sterling's 50% owned subsidiaries which resulted in an decreased amount of income sharing expense.
- The effective income tax rate in 2020 is 28.5%, of which the cash portion is approximately 6%, essentially State income taxes. The effective income tax rate in 2019 of 8.9% reflects the impact of the NOL utilization.

Sterling Construction Company, Inc.

Segment Results

($MM)	Q3 2020	% of Revenue	Q3 2019	% of Revenue
Revenue				
Heavy Civil	$201.1	52%	$218.9	75%
Specialty Services	$140.0	37%	$32.9	11%
Residential	$42.4	11%	$39.9	14%
Total Revenue	**$383.5**		**$291.7**	
Operating Income				
Heavy Civil	$2.4	1.2%	$7.4	3.4%
Specialty Services	$21.5	15.3%	$1.4	4.2%
Residential	$5.4	12.6%	$5.2	13.1%
Subtotal	**$29.2**	7.6%	**$14.0**	4.8%
Acquisition related costs	$(0.4)		$(1.9)	
Total Operating Income	**$28.8**	7.5%	**$12.1**	4.2%

- **Heavy Civil**
  - Revenues decreased 8% reflecting our construction joint ventures and other project mix.
  - The decrease in operating income was the result of less aviation work and more hard-bid, heavy highway work. However, as we begin to ramp up more favorable projects in our elevated Combined Backlog, we expect a reversal in this trend. During the quarter, Heavy Civil also had a charge for increased estimated cost to complete the construction of a three bridge project in Texas.
- **Specialty Services**
  - Revenues from Plateau totaled $115.0M benefiting from its strong backlog at the beginning of the quarter and solid project execution.
  - Commercial revenues decreased 24% to $25.0M, reflecting reduced multifamily housing activity.
  - Operating income and margin growth were driven by the inclusion of Plateau.
- **Residential**
  - Revenues increased as we were able to capitalize on the recovery of the Texas residential market.
  - Houston is continuing to gain scale and accounted for 15% of the slab volume in Q3 2020 compared to 11% in Q3 2019.
  - Third quarter COVID-19 related impact was not as severe as its customers expected at the beginning of Q2 2020.
  - Operating margins declined slightly as we faced temporary pricing pressure from customers as a result of the COVID-19 pandemic. Additionally, costs of lumber and concrete have increased during 2020.

Increased EBITDA and Cash Flow Drives De-levering Strategy


Forward Looking EBITDA Debt Coverage Ratio
4
3.5
3
2.5
2
1.5
1
0.5
0
3.5X
3.0X
2.9X
2.5X
Pro Forma Q3 2019
9/30/2020A
12/31/2020E
12/31/2021E

EBITDA coverage targeted to be 2.5X or less by the end of 2021

October 2019 Five Year Credit Facility (the "Facility")

- $400M Term Loan Facility
- $75M Revolving Credit Facility
- Facility proceeds of $400M to acquire Plateau on October 2, 2019
- Facility structured to reduce total funded debt EBITDA coverage from an initial 3.5X to 2.5X or less coverage by the end of 2021.
- No penalty for Facility prepayments.

Key cash flow Considerations

- Cash flows from operations were $90.9M for the nine months ended September 30, 2020 compared to $8.5M for the comparable prior year period.
- 2020 adjusted EBITDA guidance of $125M to $135M; Actual adjusted EBITDA of $99.2M for the nine months of 2020.
- Additional 2020 noncash expenses expected to be in the $25M to $29M range (NOL utilization, stock based compensation, noncash interest expense, etc.).
- Scheduled debt payments total $52M in 2020 and $50M in 2021.
- More cash flow modeling considerations provided in the appendix.

Sterling Construction Company, Inc.

Forward Looking Business Fundamentals Remain Strong

- Elevated Combined Backlog and margin in Backlog at quarter end.

- Solid liquidity position that continues to strengthen throughout the remainder of the year with continued strong EBITDA and cash flow generation.

- A resilient team that has shown the ability to adjust quickly in a rapidly changing environment.

- COVID impacts to our end-markets, specifically within our Residential space, have been less severe to date than anticipated. Going forward we do not foresee any major hurdles to clear in relation to COVID-19. However, with the continuing volatility of the COVID-19 pandemic, significant incremental pandemic impacts could keep us from achieving our 2020 guidance.

Reiterating 2020 Guidance

- **We continue to expect FY 2020 revenues of between $1.415 billion and $1.430 billion.**
- **2020 adjusted net income mid-point guidance of $42.5 million, growing 73% or $18.0 million over 2019.**
- **Mid-point expected adjusted EBITDA of $130.0 million.**
- **Mid-point expected adjusted diluted EPS of $1.52, based on an expected 28.1 million dilutive shares outstanding.**

Contact Us


CAT
11-57

Company Representative
Sterling Construction Company, Inc.

Ron Ballschmiede
Chief Financial Officer
281-214-0777

Investor Relations Advisors
The Equity Group Inc.

Fred Buonocore, CFA
Senior Vice President
212-836-9607
fbuonocore@equityny.com

Mike Gaudreau
Associate
212-836-9620
mg@equityny.com

Sterling Construction Company, Inc.

Appendix

Strategy Driving Profitable Growth


Revenue
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR: 17.9%
2015
2016
2017
2018
2019
2020E


Gross Margin vs. Revenue Growth
600%
500%
400%
300%
200%
100%
0%
Gross Profit CAGR: 36.5%
2015
2016
2017
2018
2019
2020E
Revenue Growth
Gross Profit Growth


Combined Backlog Growth with Improving Margins
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
13%
11%
9%
7%
5%
CAGR: 9.5%
2015
2016
2017
2018
2019
9/30/2020
Combined Backlog
Gross Margin in Combined Backlog


Adjusted EBITDA
$140
$120
$100
$80
$60
$40
$20
$0
CAGR: 127.3%
2015
2016
2017
2018
2019
2020E

Dollar amounts in millions

Modeling Considerations*

Revenue	$1,415 - $1,430
Gross Margin	13% - 14%
G&A Expense as % of Revenue	5%
Other Expense Net	$14 - $16
JV Non-Controlling Interest Expense	$0.5 - $1
Adjusted Net Income**	$41 - $44
Adjusted Diluted EPS**	$1.46 - $1.57
Expected Dilutive Shares Outstanding	28.1 million



Adjusted Diluted EPS
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.90
$1.52
68% y/y growth at the midpoint of guidance
2019
2020E

*Dollars in millions except for dilutive EPS
**Excludes $1-$2 million of non-recurring acquisition related expense

Sterling Construction Company, Inc.

Modeling Considerations* (Continued)

Depreciation and Amortization	$33 - $35
CAPEX (net of disposals)	$25 - $30
Adjusted EBITDA**	$125-$135
Effective Income Tax Rate	28.5%

Three Year Revenue Growth Expectations:

Heavy Civil – Hard Bid	2%-3%
Heavy Civil – Alternative Delivery	3%-5%
Specialty Services	5%-7%
Residential	5%-6%



Adjusted EBITDA
$140
$120
$100
$80
$60
$40
$20
$0
$62.0
$130.0
110% y/y growth at the midpoint of guidance
2019
2020E

*Dollars in millions
**Excludes $1-$2 million of non-recurring acquisition related expense

Modeling Considerations (Continued)

($MM)

NON-CASH ITEMS	Q3 2020 YTD	Q3 2019 YTD	FY 2020 Expectations	FY 2019
Depreciation	$16.1	$10.5	$22 to $23	$15.9
Intangible Amortization	$8.6	$1.8	$11 to $12	$4.8
Debt Issuance Cost Amortization	$2.5	$2.4	$3-$4	$3.4
Stock-based Compensation	$8.0	$2.5	$10 to $12	$3.8
Income Tax Expense	$11.4	$1.6	22% of Pretax Income	Nil

OTHER ITEMS	Q3 2020 YTD	Q3 2019 YTD	FY 2020 Expectations	FY 2019
Interest Expense, including Debt Issuance	$22.5	$9.0	$29 to $30	$16.7
CAPEX, net of Divestitures	20.5	6.6	$25 to $30	$14.1
Changes in net Operating Assets and Liabilities [1]	$8.8	$(28.0)	Nil	$(3.9)

(1) While Sterling will experience quarterly seasonal variations throughout 2020, we do not anticipate a significant change for the full year.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [1]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Three Months Ended September 30, 2020		
	As Reported (GAAP)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 383,458	$ —	$ 383,458
Cost of revenues	(333,542)	—	(333,542)
Gross profit	49,916	—	49,916
General and administrative expense	(15,154)	—	(15,154)
Intangible asset amortization	(2,866)	—	(2,866)
Acquisition related costs	(401)	401	—
Other operating expense, net	(2,664)	—	(2,664)
Operating income	28,831	401	29,232
Interest income	23	—	23
Interest expense	(7,177)	—	(7,177)
Income before income taxes	21,677	401	22,078
Income tax expense [2]	(6,280)	(116)	(6,396)
Net income	15,397	285	15,682
Less: Net income attributable to noncontrolling interests	(240)	—	(240)
Net income attributable to Sterling common stockholders	$ 15,157	$ 285	$ 15,442
Net income per share attributable to Sterling common stockholders:			
Basic	$ 0.54	$ 0.01	$ 0.55
Diluted	$ 0.54	$ 0.01	$ 0.55
Weighted average common shares outstanding:			
Basic	28,003		28,003
Diluted	28,233		28,233

[1] The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau, net of tax. This presentation is considered a non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

[2] Adjusted Non-GAAP income tax expense of $6,396 includes non-cash federal income tax expense of $4,839.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [(1)]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Three Months Ended September 30, 2019		
	As Reported (GAAP)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 291,699	$ —	$ 291,699
Cost of revenues	(262,483)	—	(262,483)
Gross profit	29,216	—	29,216
General and administrative expense	(10,239)	—	(10,239)
Intangible asset amortization	(600)	—	(600)
Acquisition related costs	(1,896)	1,896	—
Other operating expense, net	(4,366)	—	(4,366)
Operating income	12,115	1,896	14,011
Interest income	331	—	331
Interest expense	(3,024)	—	(3,024)
Income before income taxes	9,422	1,896	11,318
Income tax expense [(2)]	(913)	(184)	(1,097)
Net income	8,509	1,712	10,221
Less: Net income attributable to noncontrolling interests	(552)	—	(552)
Net income attributable to Sterling common stockholders	$ 7,957	$ 1,712	$ 9,669
Net income per share attributable to Sterling common stockholders:			
Basic	$ 0.30	$ 0.07	$ 0.37
Diluted	$ 0.30	$ 0.06	$ 0.36
Weighted average common shares outstanding:			
Basic	26,365		26,365
Diluted	26,637		26,637

(1) The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau, net of tax. This presentation is considered a non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

(2) Adjusted Non-GAAP income tax expense of $1,097 includes non-cash federal income tax expense of $984.

Sterling Construction Company, Inc.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [1]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Nine Months Ended September 30, 2020		
	As Reported (GAAP)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 1,080,184	$ —	$ 1,080,184
Cost of revenues	(935,424)	—	(935,424)
Gross profit	144,760	—	144,760
General and administrative expense	(51,209)	—	(51,209)
Intangible asset amortization	(8,569)	—	(8,569)
Acquisition related costs	(1,013)	1,013	—
Other operating expense, net	(9,989)	—	(9,989)
Operating income	73,980	1,013	74,993
Interest income	146	—	146
Interest expense	(22,537)	—	(22,537)
Income before income taxes	51,589	1,013	52,602
Income tax expense [2]	(14,712)	(289)	(15,001)
Net income	36,877	724	37,601
Less: Net income attributable to noncontrolling interests	(395)	—	(395)
Net income attributable to Sterling common stockholders	$ 36,482	$ 724	$ 37,206
Net income per share attributable to Sterling common stockholders:			
Basic	$ 1.31	$ 0.03	$ 1.34
Diluted	$ 1.30	$ 0.03	$ 1.33
Weighted average common shares outstanding:			
Basic	27,832		27,832
Diluted	27,986		27,986

(1) The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau, net of tax. This presentation is considered a non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

(2) Adjusted Non-GAAP income tax expense of $15,001 includes non-cash federal income tax expense of $11,235.

Sterling Construction Company, Inc.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [1]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Nine Months Ended September 30, 2019		
	As Reported (GAAP)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 779,734	$ —	$ 779,734
Cost of revenues	(705,519)	—	(705,519)
Gross profit	74,215	—	74,215
General and administrative expense	(32,302)	—	(32,302)
Intangible asset amortization	(1,800)	—	(1,800)
Acquisition related costs	(2,158)	2,158	—
Other operating expense, net	(9,936)	—	(9,936)
Operating income	28,019	2,158	30,177
Interest income	986	—	986
Interest expense	(8,988)	—	(8,988)
Income before income taxes	20,017	2,158	22,175
Income tax expense [2]	(1,782)	(192)	(1,974)
Net income	18,235	1,966	20,201
Less: Net income attributable to noncontrolling interests	(635)	—	(635)
Net income attributable to Sterling common stockholders	$ 17,600	$ 1,966	$ 19,566
Net income per share attributable to Sterling common stockholders:			
Basic	$ 0.67	$ 0.07	$ 0.74
Diluted	$ 0.66	$ 0.07	$ 0.73
Weighted average common shares outstanding:			
Basic	26,359		26,359
Diluted	26,661		26,661

[1] The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau, net of tax. This presentation is considered a non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

[2] Adjusted Non-GAAP income tax expense of $1,974 includes non-cash federal income tax expense of $1,753.

Sterling Construction Company, Inc.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [(1)]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Year Ended December 31, 2019		
	As Reported (GAAP) [(2)]	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 1,126,278	$ —	$ 1,126,278
Cost of revenues	(1,018,484)	—	(1,018,484)
Gross profit	107,794	—	107,794
General and administrative expense	(49,200)	—	(49,200)
Intangible asset amortization	(4,695)		(4,695)
Acquisition related costs	(4,311)	4,311	—
Other operating expense, net	(11,837)	—	(11,837)
Operating income	37,751	4,311	42,062
Interest income	1,142	—	1,142
Interest expense	(16,686)	—	(16,686)
Loss on extinguishment of debt	(7,728)	7,728	—
Income before income taxes	14,479	12,039	26,518
Income tax expense	26,216	(27,398)	(1,182)
Net income	40,695	(15,359)	25,336
Less: Net income attributable to noncontrolling interests	(794)	—	(794)
Net income attributable to Sterling common stockholders	$ 39,901	$ (15,359)	$ 24,542
Net income per share attributable to Sterling common stockholders:			
Basic	$ 1.50	$ (0.58)	$ 0.92
Diluted	$ 1.47	$ (0.57)	$ 0.90
Weighted average common shares outstanding:			
Basic	26,671		26,671
Diluted	27,119		27,119

(1) The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau (including related refinancing) and non-cash taxes. This presentation is considered a non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

(2) Includes a fourth quarter charge for a legacy project of $10.2 million or $0.36 per diluted share based on 28,201 weighted average common shares outstanding in the quarter.

Sterling Construction Company, Inc.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
EBITDA Reconciliation
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2020	2019	2020	2019
Net income attributable to Sterling common stockholders	$ 15,157	$ 7,957	$ 36,482	$ 17,600
Depreciation and amortization	8,098	3,815	24,639	12,288
Interest expense, net of interest income	7,154	2,693	22,391	8,002
Income tax (benefit) expense	6,280	913	14,712	1,782
EBITDA [1]	36,689	15,378	98,224	39,672
Acquisition related costs	401	1,896	1,013	2,158
Adjusted EBITDA [2]	$ 37,090	$ 17,274	$ 99,237	$ 41,830

(1) The Company defines EBITDA as GAAP net income (loss) attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense, taxes, and loss on extinguishment of debt.

(2) Adjusted EBITDA excludes the impact of acquisition related costs.